GLOBAL EQUITY FUND
                                  ANNUAL REPORT

                             IAI LATIN AMERICA FUND

                                OCTOBER 31, 1997


                                   [LOGO] IAI
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS
                             IAI LATIN AMERICA FUND

                                  ANNUAL REPORT
                                OCTOBER 31, 1997

  Chairman's Letter...............................2

  Fund Manager's Review...........................4

  Fund Portfolio..................................7

  Notes to Fund Portfolio.........................9

  Statement of Assets and Liabilities............10

  Statement of Operations........................11

  Statement of Changes in Net Assets.............12

  Financial Highlights...........................13

  Notes to Financial Statements..................14

  Independent Auditors' Report...................17

  IAI Mutual Fund Family.........................18

  Adviser, Custodian, Legal Counsel,
  Independent Auditors,
  Directors.......................Inside Back Cover

                                CHAIRMAN'S LETTER
                             IAI LATIN AMERICA FUND

A DAY FOR BUYING OPPORTUNITIES

[PHOTO]
NOEL P. RAHN
CHAIRMAN


In life, traumatic events grip our attention, sometimes compelling us to make quick decisions, often rewarding us for remaining calm. As time passes, we collect ourselves and attain a perspective.

The stock market is a case in point. The last few days of October broke records for points lost and gained--and for trading volume, which reached a billion shares per day. But now that we've had some time to reflect, what really happened, and what does it mean over the long term?

The problem began in Southeast Asia, as those booming economies increasingly became overbuilt. Investors, seeing trouble ahead, withdrew their money, causing downward pressure on currencies in Thailand and Malaysia. The governments attempted to boost their currencies by raising interest rates. That caused investors in these fragile stock markets to flee. Once the panic spread to Hong Kong, investors throughout the world reacted.

In the United States, investors who were having a good year so far in 1997 decided to lock in their profits. Many of the best performers in recent years, such as technology companies which do a great deal of business in Asia, were hit hard. Small capitalization stocks held up better, as did large cap companies like retailers who do their business exclusively in the United States.

The October 27 sell-off was inevitably compared with the stock market crash of 1987. But there really was no comparison. In percentage terms, this year's fireworks amounted to a 7% drop. In comparison, the 1987 sell-off was 22% in one day.

But there are other fundamental differences, too, which make the events of October 27, 1997 much less worrisome. Ten years ago, inflation was in the mid-single digits and rising. Today, some economists would argue that there is no inflation at all--in fact, there may even be deflation. In 1987, interest rates were in the double digits and rising. Today, the 30-year U.S. Treasury bond yields about 6%. In 1987, the federal budget deficit was mushrooming. Today, the deficit has virtually been wiped out, and there's talk of a surplus. The American economy is much stronger today than it was a decade ago.

Perhaps most importantly, investors, rather than running scared and selling at the bottom, increasingly look at days like October 27 as a buying opportunity.

Even with the events of late October, the stock market has turned in an above-average performance for 1997. Historically, stocks have produced average annual returns of 10-12%. Viewed over this decade, and since the bull market began in 1982, investors have truly enjoyed excellent results.

We believe the turmoil that occurred on October 27 will prove to be a relatively minor event. True, it was a very strong reaction to external events. But the environment continues to be a good one for U.S. investors. The economy continues to grow at a 3-4% rate without inflation. Interest rates are low and corporate profits continue to grow, although more slowly than in recent years. And the markets in Asia appear to have stabilized for now.

The recent volatility is a great reminder to dollar-cost average into the markets. Mutual funds make it easy to invest a fixed amount of money periodically. When the market is down, that fixed investment buys more shares at bargain prices. Such an automatic process allows you to keep your long-term perspective when days like October 27th inevitably occur.

                                CHAIRMAN'S LETTER
                             IAI LATIN AMERICA FUND

ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, is presented below.

Fundamentally, the U.S. economy is in good shape. The expansion continued at a 3.6% pace in the third quarter, making this the first time since 1983 that inflation-adjusted growth has been above 3% for four consecutive quarters. During this same time, prices rose at an annualized rate of only 1.4%--the slowest quarterly increase since 1964.

As further evidence of strength, the unemployment rate dropped to 4.7% in October, its lowest level in 24 years. Job gains were widespread throughout a majority of industries. So far in 1997, over 2.1 million new jobs have been created.

On the fiscal policy side, the federal budget deficit has declined dramatically. Tax receipts have exceeded expectations, hinting that income growth is even higher than current statistics indicate. Low inflation has allowed the Fed to follow a neutral monetary policy. The last time the Fed acted was in March of this year when the overnight rate was raised by 0.25%. A shrinking deficit and neutral monetary policy has helped long-term interest rates to drop by 1% in the last six months.

Given this favorable backdrop, U.S. financial markets have experienced above-average returns. For the 10 months through October, the stock market was up 28% and bonds had returned about 8%.

Unfortunately, this good news has recently been overshadowed by turmoil overseas. Currency devaluation and falling stock prices in the Asian Pacific region quickly became a global event. In typical fashion, markets have led economics. The events in October were a dramatic reintroduction of risk premiums into the global investment equation. While some investors clearly suffered substantial losses, the impact so far has been more psychological than fundamental. Falling markets are likely to lead to slower growth and rising financial problem in the afflicted economies. Although market volatility will continue, the economic impact will be less invasive for the major economies of Europe and North America. Global growth and inflation may be mildly lower. However, as markets stabilize, investors are likely to refocus on positive fundamentals.

Please read the Fund Manager's Review, which follows this letter, for a detailed perspective on the Fund's performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,


/s/ Noel P. Rahn

Noel P. Rahn
Chairman

                              FUND MANAGER'S REVIEW
                             IAI LATIN AMERICA FUND

IAI LATIN AMERICA FUND

[PHOTO]
ROY C. GILLSON
IAI LATIN AMERICA
FUND MANAGER

WHAT IS THE FUND'S OBJECTIVE?
IAI Latin America Fund's objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Latin American issuers.

HOW HAS THE FUND PERFORMED?
The third quarter was a strong one for Latin America, again the leading emerging market region during the period. However, the recent financial market crises in emerging Asia spread to Latin America during the fourth quarter. As a result, Brazil has been forced to defend its currency with much higher real interest rates and there has been a fairly dramatic equity market sell-off. The Argentine equity market also suffered as investors fear that a possible devaluation in Brazil, Argentina's largest trading partner, would negatively affect economic growth in that country too. The Fund's performance has suffered as a result but remains positive on a year-to-date basis. Since its inception on December 12, 1996, the Fund had an 18.30% total return while the IFC Investable Latin America Index had a 22.21% return.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?
Industrias Compos Hermanos (ICH) of Mexico has been the best performing stock in the Fund as of late. Its debt-free balance sheet and strong sales growth in a specialty steels niche make it an attractive low-risk stock. Yacintos Petroleros Fiscales (YPF), the Argentine oil giant, has also been a solid performer. A new CEO who is very focused on creating shareholder value and an equity price which is still at a significant discount to other world class oil companies are a couple of the reasons we are quite bullish on this stock.

On the other hand, the Brazilian market decline and changing economic environment has led to a few disappointments. In particular, the prospects for Multicanal Participacoes (a Brazilian Cable TV company) and Globex Utilidades (a white goods retailer) have been dampened considerably given the bleak growth prospects for the general economy over the medium term. These stocks have been sold or are slated for sale.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?
As mentioned above, the spreading Asian crisis had a significant effect on Latin America. Nevertheless, we remain quite positive on the medium- and long-term prospects for Latin America in general.

WERE THERE ANY SIGNIFICANT CHANGES?
We have seen the risk-reward scenario change somewhat in Brazil; therefore, we have moved to an underweighted position in that country since October 31, 1997 as compared with the IFCI Index for Latin America. Our reallocation has been toward Mexico and Peru where current GDP growth is strong and where we see good long-term prospects without so much near-term clutter. In Brazil, we remain confident that long-term value still exists in the soon -to-be-privatized state companies, but we have reduced our overall exposure to the private sector.

WHAT IS YOUR OUTLOOK FOR THE FUND?
In our opinion, Latin America continues to offer some of the best investment opportunities in the world. Short-term volatility is a natural phenomenon in these markets. By continuing to focus on value we are confident that we will be able to provide superior risk adjusted returns over the medium and longer terms.

                              FUND MANAGER'S REVIEW
                             IAI LATIN AMERICA FUND

PORTFOLIO WEIGHTING:
IAI LATIN AMERICA FUND VS. IFC INVESTABLE LATIN AMERICA INDEX



                                        10/31/97
--------------------------------------------------------------------   COUNTRY RETURNS
                       IAI LATIN AMERICA            IFCINVESTABLE   PERIOD FROM 12/12/96*
                             FUND                LATIN AMERICA INDEX     TO 10/31/97
=========================================================================================
 LATIN AMERICA
   Argentina                   12%                        11%                   13%
   Brazil                      35                         32                    20%
   Chile                       13                         15                    10%
   Colombia                   --                          4                     40%
   Mexico                      27                         32                    32%
   Peru                        9                          3                     15%
   Venezuela                   4                          3                     45%
--------------------------------------------------------------------
 TOTAL                         100%                       100%
====================================================================


*  COMMENCEMENT OF OPERATIONS


TOP TEN HOLDINGS

                                                                         % OF NET ASSETS
                                                                         ---------------
 ISSUE                           COUNTRY       INDUSTRY                     10/31/97
========================================================================================
 Telecomunicacoes Brasileiras    Brazil        Services                       7.36
 Vale Do Rio Doce                Brazil        Materials                      4.05
 DESC Series B                   Mexico        Multi-Industry                 4.04
 Panamerican Beverages ADR       Mexico        Consumer Goods                 3.76
 Siderurgica Venezolana
     Sivensa ADR                 Venezuela     Multi-Industry                 3.71
 YPFADR                          Argentina     Energy                         3.68
 Enersis ADR                     Chile         Energy                         3.53
 Edegel Communications Series B  Peru          Energy                         3.39
 Banco de A. Edwards ADR         Chile         Financial                      3.25
 Grupo Industrial Maseca
  Series B                       Mexico        Consumer Goods                 3.18
----------------------------------------------------------------------------------------
 TOTAL                                                                        39.95


                              FUND MANAGER'S REVIEW
                             IAI LATIN AMERICA FUND



NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI LATIN AMERICA FUND INCLUDES CHANGES IN SHARE VALUE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


TOP FIVE COUNTRIES
% OF NET ASSETS AS OF 10/31/97

[BAR GRAPH]

BRAZIL         33.6%
MEXICO         25.2%
CHILE          12.7%
ARGENTINA      11.8%
PERU            8.1%


VALUE OF $10,000 INVESTMENT+

[LINE GRAPH]

                   IAI Latin America Fund        IFC Investable Latin
                    (Inception 12/12/96)            America Index*

12/12/96                 $10,000                       $10,000
 1/31/97                 $11,360                       $11,210
 4/30/97                 $12,261                       $12,310
 7/31/97                 $14,362                       $15,167
10/31/97                 $11,830                       $12,221


IAI LATIN AMERICAN FUND
(Inception 12/12/96)

IFC INVESTABLE LATIN AMERICAN INDEX*


TOTAL RETURN+
THROUGH 10/31/97

                                                           Since Inception
                                                               12/12/96
--------------------------------------------------------------------------
IAI Latin America Fund                                          18.30%
--------------------------------------------------------------------------
IFC Investable Latin America Index                              22.21%*


+    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*    SINCE 12/01/96

                                 FUND PORTFOLIO
                             IAI LATIN AMERICA FUND


                                OCTOBER 31, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 74.4%

                                                        Market
                                     Quantity          Value (a)
--------------------------------------------------------------------
ARGENTINA - 11.8%
Banco de Galicia y Buenos Aires
   ADR (Financial)                     3,590          $   87,001
Internacional de
   Bebidas y Alimentos
   (Consumer Goods)                   29,260              43,916
Telefonica de Argentina ADR
   (Services)                          2,405              67,641
Transportadora de Gas del Sur
   ADR (Capital Equipment)            11,800             111,363
YPFSeries D ADR (Energy)               4,384             140,288
                                                      ----------
                                                         450,209
--------------------------------------------------------------------
BRAZIL - 12.9%
Electricidade do Estado
   da Bahia (Energy) (b)           1,634,000              88,925
Telecomunicacoes Brasileiras
   (Services)                      1,447,000             128,609
Telecomunicacoes Brasileiras
   ADR (Services)                      1,501             151,976
Usinas Siderurgicas de
   Minas Gerais ADR
   (Materials) (c)                     2,083              15,498
Usinas Siderurgicas de
   Minas Gerais ADR
   (Materials)                        13,917             103,542
                                                      ----------
                                                         488,550
--------------------------------------------------------------------
CHILE - 12.7%
Banco de A. Edwards Series A
   ADR (Financial)                     7,125          $  123,797
Enersis ADR (Energy)                   4,076             134,508
Five Arrows Chile
   Investment Trust (Financial)       26,267              71,972
Telecomunicaciones de Chile
   ADR (Services)                      2,639              73,232
Vina Concha Y Toro ADR
   (Consumer Goods)                    3,000              81,750
                                                      ----------
                                                         485,259
--------------------------------------------------------------------
MEXICO - 25.2%
ALFA Series A (Multi-Industry)         9,300              67,596
Corporacion GEO
   Series B (Financial) (b)           11,000              59,050
DESC Series B
   (Multi-Industry)                   18,000             153,920
DESC Series C
   (Multi-Industry)                      210               1,773
Grupo Carso Series A-1
   (Multi-Industry)                   14,000              88,124
Grupo Financiero Bancomer
   Series B (Financial)              100,000              46,912
Grupo Gigante Series B
   (Consumer Goods)                  230,000              78,265
Grupo Industrial Maseca
   Series B (Consumer Goods)         126,000             121,211
Industrias Compos Hermanos
   Series B (Capital Equipment) (b)   23,000             117,458
Panamerican Beverages ADR
   (Consumer Goods)                    4,620             143,220
Telefonos de Mexico ADR
   (Services)                          2,000              86,500
                                                      ----------
                                                         964,029
--------------------------------------------------------------------


                    SEE ACCOMPANYING NOTES TO FUND PORTFOLIO

                                 FUND PORTFOLIO
                             IAI LATIN AMERICA FUND

                                OCTOBER 31, 1997


COMMON STOCKS (CONT.)

                                                        Market
                                     Quantity          Value (a)
--------------------------------------------------------------------
PERU - 8.1%
Credicorp ADR (Financial)              6,020          $  107,984
Edegel Communications
   Series B (Energy)                 304,569             129,245
Telefonica de Peru Series B
   ADR (Services)                      3,569              70,488
                                                      ----------
                                                         307,717
--------------------------------------------------------------------
VENEZUELA - 3.7%
Siderurgica Venezolana
   Sivensa ADR
   (Multi-Industry)                   25,115             141,271
====================================================================
Total Investments in COMMON STOCKS
(COST: $2,639,776)................................... $2,837,035
====================================================================


NON-CONVERTIBLE PREFERRED
STOCKS - 20.7%

                                                        Market
                                     Quantity          Value (a)
--------------------------------------------------------------------
BRAZIL - 20.7%
Centrais Electricas de Santa
   Catarina Series B (Energy)         64,000          $   69,080
Empresa Nacional de Comercio
   (Consumer Goods) (b)              344,000                --
Energetica de Minas Gerais
   (Energy)                        2,700,000             107,755
Globex Utilidades
   (Consumer Goods)                    8,700              94,693
Multicanal Participacoes ADR
   (Services) (b)                     12,430              76,911
Petroleo Brasileiro (Energy)         630,000          $  117,143
Tecidos Norte de Minas
   (Consumer Goods)                  184,000              68,410
Telecomunicacoes do Parana
   (Services)                        195,021             101,710
Vale Do Rio Doce (Materials)           8,000             154,558
                                                      ----------
                                                         790,260
====================================================================
Total Investments in Non-Convertible
Preferred Stocks
(COST: $870,172)..................................... $  790,260
====================================================================

CORPORATE BONDS - 0.0%

                                     Principal          Market
         Rate          Maturity      Amount(d)         Value (a)
--------------------------------------------------------------------
Brazil - 0.0%
 Vale Do Rio Doce (Materials) (BRAZILIAN REAL)
         0.00%         12/31/99        6,000          $    --
====================================================================
Total Investments in Corporate Bonds
(COST: $0)........................................... $    --
====================================================================
Total Investments in Securities
(COST: $3,509,948) (e)............................... $3,627,295
====================================================================
Other Assets and Liabilities (Net) - 4.9%
   .................................................. $  185,136
====================================================================
Total Net Assets
   .................................................. $3,812,431
====================================================================


                    SEE ACCOMPANYING NOTES TO FUND PORTFOLIO

                             NOTES TO FUND PORTFOLIO
                             IAI LATIN AMERICA FUND

                                OCTOBER 31, 1997


                                       (a)
Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)
Currently non-income producing security.

                                       (c)
Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. This issue may be sold only to other qualified institutional buyers and is considered liquid under guidelines established by the Board of Directors.

                                       (d)
Foreign security cost and market values are stated in U.S. dollars. Principal amounts are denominated in the foreign currency indicated parenthetically.

                                       (e)
At October 31, 1997, the cost of securities for federal in come tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

   Cost for federal income tax purposes.................   $ 3,509,948
                                                           ===========
   Gross unrealized appreciation........................   $   456,587

   Gross unrealized depreciation........................      (339,240)
                                                           -----------
   Net unrealized appreciation..........................   $   117,347
                                                           ===========

                       STATEMENT OF ASSETS AND LIABILITIES
                             IAI LATIN AMERICA FUND

                                OCTOBER 31, 1997


ASSETS
Investments in securities, at market
    (Cost: $3,509,948)                                                                                    $ 3,627,295
Cash in bank on demand deposit                                                                                261,746
Dividends and accrued interest receivable                                                                       1,655
                                                                                                          -----------
    TOTAL ASSETS                                                                                            3,890,696
                                                                                                          -----------
Liabilities
Payable for investment securities purchased                                                                    78,265
                                                                                                          -----------
    TOTAL LIABILITIES                                                                                          78,265
                                                                                                          -----------
        NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                                                $ 3,812,431
                                                                                                          ===========
REPRESENTED BY:
Capital stock                                                                                             $     3,224
Additional paid-in capital                                                                                  3,201,330
Undistributed net investment income                                                                             7,310
Accumulated net realized gains                                                                                483,260
Unrealized appreciation or depreciation on:
    Investment securities                                                          $  117,347
    Other assets and liabilities denominated in foreign currency                          (40)
                                                                                   ----------
                                                                                                              117,307
                                                                                                          -----------
        TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                           $ 3,812,431
                                                                                                          ===========
        Shares of capital stock outstanding; authorized 10 billion shares
           of $.01 par value stock                                                                            322,363
                                                                                                          -----------
        NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                                            $     11.83
                                                                                                          ===========



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS
                             IAI LATIN AMERICA FUND

               PERIOD FROM DECEMBER 12, 1996* TO OCTOBER 31, 1997



NET INVESTMENT INCOME
    INCOME
       Dividends (net of foreign income taxes withheld of $4,184)                                          $   78,938
       Interest                                                                                                17,116
                                                                                                           ----------
           TOTAL INCOME                                                                                        96,054
                                                                                                           ----------
    EXPENSES
       Management fees                                                                                        115,638
       Compensation of Directors                                                                                  338
                                                                                                           ----------
           TOTAL EXPENSES                                                                                     115,976
           Less fees waived or reimbursed by Advisers                                                         (38,884)
                                                                                                           ----------
           NET EXPENSES                                                                                        77,092
                                                                                                           ----------
           NET INVESTMENT INCOME                                                                               18,962
                                                                                                           ----------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
    Net realized gains (losses) on:
       Investment securities                                                    $  483,260
       Foreign currency transactions (net of foreign currency tax of $3,128)       (11,652)
                                                                                ----------
                                                                                                              471,608
    Net change in unrealized appreciation or depreciation on:
       Investment securities                                                    $  117,347
       Other assets and liabilities denominated in foreign currency                    (40)
                                                                                ----------
                                                                                                              117,307
                                                                                                           ----------
           NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY                                                       588,915
                                                                                                           ----------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $  607,877
                                                                                                           ==========


*    COMMENCEMENT OF OPERATIONS


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENT OF CHANGES IN NET ASSETS
                             IAI LATIN AMERICA FUND

                                                                 Period from
                                                              December 12, 1996*
                                                             to October 31, 1997
--------------------------------------------------------------------------------
OPERATIONS
     Net investment income                                        $    18,962
     Net realized gains                                               471,608
     Net change in unrealized appreciation or depreciation            117,307
                                                                 ---------------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         607,877
                                                                 ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                               --
     Net realized gains                                                  --
                                                                 ---------------
         TOTAL DISTRIBUTIONS                                             --
                                                                 ---------------

CAPITAL SHARE TRANSACTIONS
     Net proceeds from 419,753 shares sold                          4,432,994
     Cost of 97,390 shares redeemed                                (1,228,440)
                                                                 ---------------
         INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS     3,204,554
                                                                 ---------------
         TOTAL INCREASE IN NET ASSETS                               3,812,431
     NET ASSETS AT BEGINNING OF PERIOD                                   --
                                                                 ---------------
     NET ASSETS AT END OF PERIOD                                  $ 3,812,431
                                                                 ===============
         INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:        $     7,310
                                                                 ===============

*    COMMENCEMENT OF OPERATIONS




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                              FINANCIAL HIGHLIGHTS
                             IAI LATIN AMERICA FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD
        AND SELECTED INFORMATION FOR THE PERIOD INDICATED IS AS FOLLOWS:


                                                       Period from
                                                    December 12, 1996+
                                                    to October 31,1997
----------------------------------------------------------------------
NET ASSET VALUE
    Beginning of period                                 $     10.00
                                                        -----------
OPERATIONS
    Net investment income                                      0.06
    Net realized and unrealized gains                          1.77
                                                        -----------
       TOTAL FROM OPERATIONS                                   1.83
                                                        -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                      --
    Net realized gains                                         --
                                                        -----------
       TOTAL DISTRIBUTIONS                                     --
                                                        -----------
Net Asset Value
    End of period                                       $     11.83
                                                        ===========
Total investment return*                                      18.30%

Net assets at end of period (000's omitted)             $     3,812

RATIOS
    Expenses to average net assets***                          2.00%**
    Net investment income to average net assets***             0.49%**
    Average brokerage commission rate****               $    0.0017
    Portfolio turnover rate
       (excluding short-term securities)                       50.6%

* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
**   ANNUALIZED
*** THE FUND'S ADVISER VOLUNTARILY WAIVED $38,546 IN EXPENSES FOR THE PERIOD ENDED OCTOBER 31, 1997. IF THE FUND HAD BEEN CHARGED THESE EXPENSES, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 3.00% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN (0.51%). EXPENSES IN EXCESS OF 2.00% OF AVERAGE DAILY NET ASSETS WILL BE VOLUNTARILY WAIVED THROUGH MARCH 1, 1999.
**** THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE. THE
     COMPARABILITY OF RATES BETWEEN DOMESTIC AND FOREIGN EQUITIES MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE CAN VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.
+    COMMENCEMENT OF OPERATIONS

                          NOTES TO FINANCIAL STATEMENTS
                             IAI LATIN AMERICA FUND

                                OCTOBER 31, 1997



[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IAI Investment Funds III, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IAI Latin America Fund (the Fund) is a separate portfolio of IAI Investment Funds III, Inc. The Fund commenced operations on December 12, 1996. The Fund has a primary objective of capital appreciation through investment in equity securities of Latin American issuers. This report covers only the IAI Latin America Fund.

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or, if the last sales price is not available, the last reported bid price. Such valuations are obtained from pricing services or are supplied by dealers.

Securities for which quotations are not readily available are valued at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Short-term securities with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.


FOREIGN CURRENCY
TRANSLATIONS AND FORWARD
FOREIGN CURRENCY
CONTRACTS

The Fund invests in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized gain or loss and unrealized appreciation or depreciation on foreign currency transactions. Exchange gains and losses may also be realized between the trade and settlement dates on security and foreign currency contract transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to hedge against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

                          NOTES TO FINANCIAL STATEMENTS
                             IAI LATIN AMERICA FUND

                                OCTOBER 31, 1997


[1] SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONT.)

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFICs), and losses deferred due to "wash sales". The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The Fund accrues such taxes as applicable.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $11,652 and accumulated net realized gains have been increased by $11,652.

SECURITY TRANSACTIONS AND
INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

DISTRIBUTIONS TO
SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date. Distributions from net investment income are made annually. Capital gains, if any, are primarily distributed at the end of the calendar year. Additional capital gains distributions, as needed to comply with federal tax regulations, are distributed during the year.

CONCENTRATION OF RISK

Investments concentrated in Latin American countries may involve greater risks than investments in U.S. issuers and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                          NOTES TO FINANCIAL STATEMENTS
                             IAI LATIN AMERICA FUND

                                OCTOBER 31, 1997

[2] COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). In connection with its obligation as a policyholder, the Fund is committed to make future capital contributions, if requested by the Company.

The Fund has available a $1,800,000 line of credit with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. There were no borrowings outstanding at October 31, 1997

[3] FEES AND EXPENSES

Under terms of the Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 3.00% declining to 2.65% of average daily net assets and is paid monthly. The Management Agreement further provides that Advisers will reimburse the Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount. Until March 1, 1999, Advisers has voluntarily agreed to waive its fee in excess of 2.00% of the Fund's average daily net assets.

[4] INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF
SECURITIES
For the period ended October 31, 1997, purchases of securities and sales proceeds, other than investments in short-term securities, for the Fund aggregated $4,807,444 and $1,860,265, respectively.

                          INDEPENDENT AUDITORS' REPORT
                             IAI LATIN AMERICA FUND

The Board of Directors and Shareholders
IAI Investment Funds III, Inc.:

We have audited the accompanying statement of assets and liabilities, including the fund portfolio, of IAI Latin America Fund (a portfolio within IAI Investment Funds III, Inc.) as of October 31, 1997 and the related statements of operations and changes in net assets, and the financial highlights for the period from December 12, 1996 (commencement of operations) to October 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Latin America Fund at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 5, 1997

                             IAI MUTUAL FUND FAMILY
                             IAI LATIN AMERICA FUND

TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE
MUTUAL FUNDS IN OUR FUND FAMILY

====================================================================================================================================
                                                   SECONDARY
 IAI FUND                      PRIMARY OBJECTIVE   OBJECTIVE           PORTFOLIO COMPOSITION
------------------------------------------------------------------------------------------------------------------------------------
 IAI DEVELOPING                Capital Appreciation    --              Equity securities of companies in developing countries
 COUNTRIES FUND
------------------------------------------------------------------------------------------------------------------------------------
 IAI INTERNATIONAL FUND        Capital Appreciation    Income          Equity securities of non-U.S. companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI LATIN AMERICA FUND        Capital Appreciation    --              Equity securities of Latin American issuers
------------------------------------------------------------------------------------------------------------------------------------
 IAI EMERGING GROWTH FUND      Capital Appreciation    --              Common stocks of small- to medium-sized
                                                                       emerging growth companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI CAPITAL                   Capital Appreciation    --              Common stocks of small- to medium-sized
 APPRECIATION FUND                                                     growth companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI MIDCAP GROWTH FUND        Capital Appreciation    --              Common stocks of medium-sized growth companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI REGIONAL FUND             Capital Appreciation    --              Common stocks of Upper Midwest companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI GROWTH FUND               Capital Appreciation    --              Common stocks with potential for above-average
                                                                       growth and appreciation
------------------------------------------------------------------------------------------------------------------------------------
 IAI VALUE FUND                Capital Appreciation    --              Common stocks which are considered to be undervalued
------------------------------------------------------------------------------------------------------------------------------------
 IAI GROWTH AND INCOME FUND    Capital Appreciation    Income          Common stocks with potential for long-term appreciation,
                                                                       and common stocks that are expected to produce income
------------------------------------------------------------------------------------------------------------------------------------
 IAI BALANCED FUND             Total Return            Income          Common stocks, investment-grade bonds and
                               [CAPITAL APPRECIATION + INCOME]         short-term instruments
------------------------------------------------------------------------------------------------------------------------------------
 IAI BOND FUND                 Income                  Capital         Investment-grade bonds
                                                       Preservation
------------------------------------------------------------------------------------------------------------------------------------
 IAI GOVERNMENT FUND           Income                  Capital         U.S. Government securities
                                                       Preservation
------------------------------------------------------------------------------------------------------------------------------------
 IAI RESERVE FUND              Stability/Liquidity     Income          The portfolio has a maximum average maturity of 25 months, investing primarily in investment-grade bonds
------------------------------------------------------------------------------------------------------------------------------------
 IAI MONEY MARKET FUND         Stability/Liquidity     Income          The portfolio's average dollar-weighted maturity is less
                                                                       than 90 days, investing in high quality, money
                                                                       market securities
====================================================================================================================================


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                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA

                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com

                                    CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479

                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402

                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                                J. Peter Thompson
                               Charles H. Withers

                                   [LOGO] IAI
                                  MUTUAL FUNDS

                      3700 FIRST BANK PLACE, P.O. BOX 357,
             MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700